Exhibit 10.25

Private & Confidential

Dated 15 June 2012

SUPPLEMENTAL AGREEMENT

relating to a US$90,000,000 Loan

to

ACHILLEAS MARINE LLC

LEONIDAS MARINE LLC

and

HERCULES MARINE LLC

provided by

THE BANKS AND FINANCIAL INSTITUTIONS SET OUT IN SCHEDULE 2

Arranger, Agent, Security Agent and Account Bank

UNICREDIT BANK AG

Swap Provider

UNICREDIT BANK AG

THIS SUPPLEMENTAL AGREEMENT is dated          June 2012 and made BETWEEN:

(1)

ACHILLEAS MARINE LLC, a limited liability company established under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Achilleas Borrower”);

(2)

LEONIDAS MARINE LLC, a limited liability company established under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Leonidas Borrower”);

(3)

HERCULES MARINE LLC, a limited liability company established under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Hercules Borrower” and, together with the Achilleas Borrower and the Leonidas Borrower, the “Borrowers”) as joint and several borrowers;

(4)	THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in schedule 2 (together the “Banks” and singly, each a “Bank”);

(5)

UNICREDIT BANK AG, a company established under the laws of Germany, having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany and acting for the purposes of this Agreement through its office at 7, Heraklitou Street, 106 73 Athens, Hellenic Republic in its capacity as agent for the Banks (the “Agent”);

(6)

UNICREDIT BANK AG, a company established under the laws of Germany, having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany and acting for the purposes of this Agreement through its office at 7, Heraklitou Street, 106 73 Athens, Hellenic Republic in its capacity as security agent for and behalf of the Banks, the Agent and the Swap Provider (as defined below) (the “Security Agent”);

(7)

UNICREDIT BANK AG, a company established under the laws of Germany, having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany and acting for the purposes of this Agreement through its office at 7, Heraklitou Street, 106 73 Athens, Hellenic Republic in its capacity as arranger (the “Arranger”);

(8)

UNICREDIT BANK AG, a company established under the laws of Germany having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany in its capacity as account bank (the “Account Bank”);

(9)

UNICREDIT BANK AG, a company established under the laws of Germany having its registered office at Kardinal-Faulhauber-Strasse 1, 80333 Munich, Germany and acting for the purposes of this Agreement through its office at 7, Heraklitou Street, 106 73 Athens, Hellenic Republic in its capacity as swap provider (the “Swap Provider” and together with the Agent, the Banks, the Security Agent, the Arranger and the Account Bank, the “Creditors”);

(10)

POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company established under the laws of the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Corporate Guarantor”);

(11)	TECHNOMAR SHIPPING INC., a corporation incorporated under the laws of Liberia, having its registered office at 80 Broad Street, Monrovia, Republic of Liberia (the “Technical Manager”); and

(12)

CONCHART COMMERCIAL INC., a corporation incorporated in the Republic of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960 (the “Commercial Manager” and, together with the Technical Manager, the “Managers”).

WHEREAS:

(A)	this Agreement is supplemental to:

(a)

a loan agreement dated 16 February 2011 made between (1) the Borrowers, (2) the Agent, (3) the Security Agent, (4) the Arranger, (5) the Account Bank, (6) the Banks and (7) the Swap Provider (the “Principal Agreement”) relating to a loan facility of up to Ninety million United States Dollars ($90,000,000) of which the principal amount outstanding at the date hereof is Thirty eight million five hundred thousand United States Dollars (US$38,500,000), upon the terms and conditions set out therein;

(b)	the following documents (together the “Principal Security Documents”) relating to the Initial Ship:

(1)	a deed of covenant dated 17 February 2011 (the “Principal Deed of Covenant”) made between the Leonidas Borrower and the Security Agent in respect of the Initial Ship; and

(2)

a charter assignment dated 17 February 2011 (the “Principal Charter Assignment”) made between the Leonidas Borrower and the Security Agent in respect of all rights, title, interest and benefit of the Leonidas Borrower under the Long-Term Charter of the Initial Ship;

(B)	each of the Borrowers have requested the Creditors to consent to the following arrangements proposed by the Borrowers:

(a)	the Borrowers to open the New Accounts (as defined below); and

(b)	the Borrowers to transfer any existing balances of each Existing Account to the credit of the equivalent New Account.

(C)	this Agreement sets out the terms and conditions upon which the Creditors shall provide their agreement:

(a)	to the arrangements referred to in recital (B) above;

(b)	to the execution of the New Security Documents (as defined below); and

(c)	to certain consequential amendments to the Principal Agreement and the other Existing Documents as a result of the above and agreed to by the Borrowers and the Creditors.

  NOW IT IS HEREBY AGREED as follows:

1	Definitions

1.1	Defined expressions

Words and expressions defined in the Principal Agreement shall, unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2	Definitions

In this Agreement, unless the context otherwise requires:

“Effective Date” means the date being no later than 22 June 2012, on which the Agent notifies the Borrowers in writing that it has received the documents and evidence specified in clause 5 and schedule 1 in form and substance satisfactory to it;

“Existing Account Pledges” has the meaning given to “Account Pledges” in clause 1.2 of the Principal Agreement;

“Existing Accounts” has the meaning given to “Accounts” in clause 1.2 of the Principal Agreement and “Existing Account” means any of them;

“Existing Documents” means, together, the Principal Agreement, the Principal Deed of Covenant and the Principal Charter Assignment;

“Loan Agreement” means the Principal Agreement as amended by this Agreement;

“New Account Pledges” means together the New Initial Cash Collateral Account Pledge, the New Initial Operating Account Pledge and the New Retention Account Pledge;

“New Accounts” means, together, the New Initial Cash Collateral Account, the New Initial Operating Account and the New Retention Account and “New Account” means any of them;

“New Initial Cash Collateral Account” means together:

(a)	the Dollar current account with account number 15416693; and

(b)	the deposit Dollar account with account number 15416685,

both of the Leonidas Borrower opened with the Account Bank in its office in Hamburg (at Neuer Wall 64, D-20354 Hamburg, Germany) and includes, in each case, any sub-accounts thereof and any other account designated in writing by the Agent to be the New Initial Cash Collateral Account for the purposes of this Agreement;

“New Initial Cash Collateral Account Pledge” means the first priority pledge of the New Initial Cash Collateral Account granted or (as the context may require) to be granted by the Leonidas Borrower in favour of the Banks, the Swap Provider, the Agent and the Security Agent in such form as the Agent shall require in its absolute discretion;

“New Initial Operating Account” means the Dollar current account with account number 15416677 of the Leonidas Borrower with the Account Bank in its office in Hamburg (at Neuer Wall 64, D-20354 Hamburg, Germany) and includes any sub-accounts thereof and any other account designated in writing by the Agent to be a New Initial Operating Account for the purposes of this Agreement;

“New Initial Operating Account Pledge” means the first priority pledge of the New Initial Operating Account granted or (as the context may require) to be granted by the Leonidas Borrower in favour of the Banks, the Swap Provider, the Agent and the Security Agent in such form as the Agent shall require in its absolute discretion;

“New Retention Account” means together:

(a)	the Dollar current account with account number 15416701; and

(b)	the deposit Dollar account with account number 15416704,

both opened in the joint names of the Borrowers with the Account Bank in its office in Hamburg (at Neuer Wall 64, D-20354 Hamburg, Germany) and includes, in each case, any sub-accounts thereof and any other account designated in writing by the Agent to be the New Retention Account for the purposes of this Agreement;

“New Retention Account Pledge” means the first priority pledge granted or (as the context may require) to be granted by the Borrowers in favour of the Banks, the Swap Provider, the Agent and the Security Agent in such form as the Agent shall require in its sole discretion;

“New Security Documents” means the New Account Pledges and any other documents required to be executed by the Security Parties in connection with this Agreement and the New Account Pledges;

“Relevant Documents” means, together, this Agreement and the New Security Documents and “Relevant Document” means either of them; and

“Relevant Parties” means, together, the Borrowers, the Corporate Guarantor and the Managers or, where the context so requires or permits, means any or all of them.

1.3	Headings

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.4	Construction of certain terms

Clause 1.4 of the Principal Agreement shall apply to this Agreement (mutatis mutandis) as if set out herein and as if references therein to “this Agreement” were references to this Agreement.

1.5	Existing Documents

References in:

(a)	the Principal Agreement to “this Agreement”;

(b)	the Principal Deed of Covenant to “this Deed”; and

(c)	the Principal Charter Assignments to “this Deed” or “this Assignment”,

shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement, the Principal Deed of Covenant and the Principal Charter Assignment respectively, each as amended by this Agreement on the Effective Date, and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement and/or in the Principal Deed of Covenant and/or the Principal Charter Assignment, shall be construed accordingly.

2	Consent of the Creditors

2.1	Consent

Each of the Creditors, relying upon the representations and warranties made by each of the Relevant Parties contained in clause 4, agree with the Borrowers that, with effect on and from the Effective Date and subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, fulfilment on or before 22 June 2012 of the conditions contained in clause 5 and schedule 1, each of the Creditors consents to:

(a)	the opening of each of the New Accounts for the purposes of and under the Security Documents;

(b)	the transfer of all existing balances of each Existing Account to the credit of the equivalent New Account; and

(c)	the amendment of the Existing Documents on the terms set out in clause 3.

3	Amendments to the Existing Documents

3.1	Amendments to the Principal Agreement

The Principal Agreement shall, with effect on and from the Effective Date, be (and it is hereby) amended in accordance with the following provisions (and the Principal Agreement (as so amended) will continue to be binding upon each of the parties hereto upon such terms as so amended):

3.1.1

by inserting in the correct alphabetical order in clause 1.2 of the Principal Agreement the following new definitions of “New Initial Cash Collateral Account”, “New Initial Cash Collateral Account Pledge”, “New Initial Operating Account”, “New Initial Operating Account Pledge”, “New Retention Account”, “New Retention Account Pledge” and “Supplemental Agreement”:

““New Initial Cash Collateral Account” means together:

(a)	the Dollar current account with account number 15416693; and

(b)	the deposit Dollar account with account number 15416685,

both of the Initial Borrower opened with the Account Bank in its office in Hamburg (at Neuer Wall 64, D-20354 Hamburg, Germany) and includes, in each case, any sub-accounts thereof and any other account designated in writing by the Agent to be the New Initial Cash Collateral Account for the purposes of this Agreement;”;

““New Initial Cash Collateral Account Pledge” means the first priority pledge of the New Initial Cash Collateral Account granted (or as the context may require) to be granted by the Initial Borrower in favour of the Banks, the Swap Provider, the Agent and the Security Agent in respect of the New Initial Cash Collateral Account in such form as the Agent shall require in its absolute discretion;”;

““New Initial Operating Account” means the Dollar current account with account number 15416677 of the Initial Borrower with the Account Bank in its office in Hamburg (at Neuer Wall 64, D-20354 Hamburg, Germany) and includes any sub-accounts thereof and any other account designated in writing by the Agent to be a New Initial Operating Account for the purposes of this Agreement;”;

““New Initial Operating Account Pledge” means the first priority pledge of the New Initial Operating Account granted or (as the context may require) to be granted by the Initial Borrower in favour of the Banks, the Swap Provider, the Agent and the Security Agent in respect of the New Initial Operating Account in such form as the Agent shall require in its absolute discretion;”;

““New Retention Account” means together:

(a)	the Dollar current account with account number 15416701; and

(b)	the deposit Dollar account with account number 15416704,

both opened in the joint names of the Borrowers with the Account Bank in its office in Hamburg (at Neuer Wall 64, D-20354 Hamburg, Germany) and includes, in each case, any sub-accounts thereof and any other account designated in writing by the Agent to be the New Retention Account for the purposes of this Agreement;”;

““New Retention Account Pledge” means the first priority pledge granted or (as the context may require) to be granted by the Borrowers in favour of the Banks, the Swap Provider, the Agent and the Security Agent in respect of the New Retention Account in such form as the Agent shall require in its absolute discretion;”;

““Supplemental Agreement” means the agreement dated          June 2012 made between (1) the Borrowers, (2) the Corporate Guarantor, (3) the Manager, (4) the Banks, (5) the Arranger, (6) the Security Agent, (7) the Agent, (8) the Account Bank and (9) the Swap Provider, supplemental to this Agreement;”;

3.1.2

by deleting the definitions “Account Bank”, “Account Pledges”, “Accounts”, “Cash Collateral Account”, “Cash Collateral Account Pledge”, “New Retention Account”, “New Retention Account Pledge”, “Operating Account” and “Operating Account Pledge” in clause 1.2 of the Principal Agreement and inserting in their place the following new definitions:

““Account Bank” means UniCredit Bank AG of 1 Kardinal-Faulhaber Strasse D-80333 Munich, Federal Republic of Germany, acting for the purposes of this Agreement through its office either (i) at Neuer Wall 64, D-20354 Hamburg, Germany or (as the case may be) (ii) at 7 Heraklitou Street, 106 75 Athens, Greece, (or of such other address as may last have been notified to the other parties to this Agreement pursuant to clause 17.1.3) and includes its successors in title;”;

““Account Pledges” means, together, the Operating Account Pledges, the Cash Collateral Account Pledges, the Retention Account Pledge and the New Retention Account Pledge and “Account Pledge” means any of them;”;

““Accounts” means, together, the Operating Accounts, the Cash Collateral Accounts, the Retention Account and the New Retention Account;”;

““Cash Collateral Account”:

(a)	in relation to the Initial Borrower and/or the Initial Ship, means each of the Initial Cash Collateral Account and the New Initial Cash Collateral Account; or

(b)	in relation to an Additional Borrower and/or the relevant Additional Ship, means the Additional Cash Collateral Account relevant to such Additional Borrower,

and “Cash Collateral Accounts” means any or all of them;”;

““Cash Collateral Account Pledge” means:

(a)	in relation to the Initial Ship, together, the Initial Cash Collateral Account Pledge and the New Initial Cash Collateral Account Pledge; or

(b)	in relation to an Additional Ship, the Additional Cash Collateral Account Pledge relevant to such Additional Ship,

and “Cash Collateral Account Pledges” means any or all of them;”;

““New Retention Account” means together:

(a)	the Dollar current account with account number 15416701; and

(b)	the deposit Dollar account with account number 15416704,

both opened in the joint names of the Borrowers with the Account Bank in its office in Hamburg (at Neuer Wall 64, D-20354 Hamburg, Germany) and includes, in each case, any sub-accounts thereof and any other account designated in writing by the Agent to be the New Retention Account for the purposes of this Agreement;”;

““New Retention Account Pledge” means the first priority pledge granted or (as the context may require) to be granted by the Borrowers in favour of the Banks, the Swap Provider, the Agent and the Security Agent in respect of the New Retention Account in such form as the Agent shall require in its absolute discretion;”;

““Operating Account”:

(a)	in relation to the Initial Ship, means each of the Initial Operating Account and the New Initial Operating Account; or

(b)	in relation to an Additional Ship, means the Additional Operating Account for such Additional Ship,

and “Operating Accounts” means any or all of them;”;

““Operating Account Pledge” means:

(a)	in relation to the Initial Ship, together, the Initial Operating Account Pledge and the New Initial Operating Account Pledge; or

(b)	in relation to an Additional Ship, the Additional Operating Account Pledge for such Additional Ship,

and “Operating Account Pledges” means any or all of them;”;

3.1.3	by inserting the words “, the Supplemental Agreement” after the words “this Agreement” in the definition of “Security Documents” in clause 1.2 of the Principal Agreement;

3.1.4	by adding the words “or (as the case may be) German law” before the words “to govern each Account Pledge” in clause 7.1.7 of the Principal Agreement;

3.1.5	by adding the words “or (as the case may be) Greek or German Courts” after the words “English Courts” in clause 7.1.7 of the Principal Agreement;

3.1.6	by inserting the words “and/or New Initial Cash Collateral Account” after the words “Initial Cash Collateral Account” in the title of clause 8.5 of the Principal Agreement;

3.1.7	by inserting the words “and/or the New Initial Cash Collateral Account” after the words “Initial Cash Collateral Account” in the fifth line of clause 8.5.1 of the Principal Agreement;

3.1.8	by inserting the words “and/or the New Initial Cash Collateral Account” after the words “Initial Cash Collateral Account” in the third line of clause 8.5.4 of the Principal Agreement;

3.1.9	by inserting the words “and/or the New Initial Cash Collateral Account” after the words “Initial Cash Collateral Account” in the second line of sub-clause 8.5.4(a) of the Principal Agreement;

3.1.10	by inserting the words “and/or the New Initial Operating Account” after the words “Initial Operating Account” in the second line of sub-clause 8.5.4(b) of the Principal Agreement;

3.1.11	by inserting the words “and the New Initial Cash Collateral Account” after the words “Initial Cash Collateral Account” in the third line of sub-clause 8.5.4(b) of the Principal Agreement;

3.1.12	by inserting the words “or the New Initial Cash Collateral Account” after the words “Initial Cash Collateral Account” in the second line of sub-clause 8.5.4(c) of the Principal Agreement;

3.1.13	by inserting the words “and/or the New Initial Cash Collateral Account” after the words “Initial Cash Collateral Account” in the fifth and eighth lines of clause 8.5.5 of the Principal Agreement;

3.1.14	by inserting the words “or the New Retention Account” after the words “the Retention Account” in the first line of clause 14.3.2 of the Principal Agreement;

3.1.15	by inserting the words “or the New Retention Account” after the words “the Retention Account” in the third, fourth and seventh lines of clause 14.4.1 of the Principal Agreement;

3.1.16	by inserting the words “or the New Retention Account” after the words “the Retention Account” in the second and fourth lines of clause 14.4.2 of the Principal Agreement;

3.1.17	by inserting the words “or the New Retention Account” after the words “the Retention Account” in clause 14.4.3 of the Principal Agreement; and

3.1.18

by deleting paragraph (b) in clause 17.1.3 of the Principal Agreement and by inserting in its place the following new paragraphs (b) and (c) and by re-numbering the existing paragraphs (c) and (d) accordingly:

“(b)	if to the Arranger, the Agent or the Security Agent at:

7 Heraklitou Street

Athens 106 73

Greece

Fax no:        +30 210 362 4638

Attention:     The Manager

(c)	if to the Account Bank at:

UniCredit Bank AG

Neuer Wall 64

D-20354 Hamburg

Germany

Fax no.: +49 40 3692 3060

Attention: Mrs. Elvira Pfeil / Mrs. Nina Schroeder / Mrs. Nancy Hinze

with a copy to the Agent.”.

3.2	Amendments to the Principal Deed of Covenant

The Principal Deed of Covenant shall, with effect on and from the Effective Date, be (and it is hereby) amended so that the definition of “Operating Account” in clause 1.2 of the Principal Deed of Covenant shall be deleted and replaced with the following new definition:

““Operating Account” means, together:

(a)	the Dollar current account with account number 15416677 of the Owner opened with the Account Bank in its office in Hamburg (at Neuer Wall 64, D-20354 Hamburg, Germany); and

(b)	the Dollar account of the Owner with account number 125946USD281120 opened with the Account Bank in its office in Athens (at 7 Heraklitou Street, 106 75 Athens, Greece),

and includes, in each case, any sub-accounts thereof and any other account designated in writing by the Agent to be an Operating Account for the purposes of this Deed;”.

3.3	Amendments to the Principal Charter Assignment

The Principal Charter Assignment shall, with effect on and from the Effective Date, be (and it is hereby) amended so that the definition of Operating Account in clause 1.2 of the Principal Charter Assignment is deleted and replaced with the following new definition:

““Operating Account” means, together:

(a)	the Dollar current account with account number 15416677 of the Owner opened with the Account Bank in its office in Hamburg (at Neuer Wall 64, D-20354 Hamburg, Germany); and

(b)	the Dollar account of the Owner with account number 125946USD281120 opened with the Account Bank in its office in Athens (at 7 Heraklitou Street, 106 75 Athens, Greece),

and includes, in each case, any sub-accounts thereof and any other account designated in writing by the Mortgagee to be an Operating Account for the purposes of this Assignment;”.

3.4	Continued force and effect

Save as amended by this Agreement, the provisions of each of the Existing Documents shall continue in full force and effect and each of the Existing Documents and this Agreement shall be read and construed as one instrument.

4	Representations and warranties

4.1	Primary representations and warranties

Each of the Relevant Parties represents and warrants to the Bank that:

4.1.1	Existing representations and warranties

the representations and warranties set out in clause 7 of the Principal Agreement, clause 4 of the Corporate Guarantee and clause 3 of each Manager’s Undertaking were true and correct on the date of the Principal Agreement and are true and correct, including to the extent that they may have been or shall be amended by this Agreement, as if made at the date of this Agreement with reference to the facts and circumstances existing at such date;

4.1.2	Corporate power

each of the Relevant Parties has power to execute, deliver and perform its obligations under the Relevant Documents to which it is or is to be a party; all necessary corporate, shareholder and other action has been taken by each of the Relevant Parties to authorise the execution, delivery and performance of the Relevant Documents to which it is or is to be a party;

4.1.3	Binding obligations

the Relevant Documents to which each of the Relevant Parties is or is to be a party constitute valid and legally binding obligations of each of the Relevant Parties enforceable in accordance with their respective terms;

4.1.4	No conflict with other obligations

the execution, delivery and performance of the Relevant Documents to which each of the Relevant Parties is or is to be a party by each such Relevant Party will not (i) contravene any existing law, statute, rule or regulation or any judgment, decree or permit to which it is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which it is a party or is subject or by which it or any of its property is bound or (iii) contravene or conflict with any provision of its constitutional documents of it or (iv) result in the creation or imposition of or oblige it to create any Encumbrance on any of its undertaking, assets, rights or revenues;

4.1.5	No filings required

it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Relevant Documents that they or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Relevant Jurisdiction or that any stamp, registration or similar tax or charge be paid in any Relevant Jurisdiction on or in relation to the Relevant Documents and each of the Relevant Documents is in proper form for its enforcement in the courts of any Relevant Jurisdiction;

4.1.6	Choice of law

the choice of English law to govern this Agreement, the choice of German law to govern the New Account Pledges, and the submission by each of the Relevant Parties therein and herein to the non-exclusive jurisdiction of the English courts or, as the case may be, the German courts, are valid and binding; and

4.1.7	Consents obtained

every consent, authorisation, licence or approval of, or registration or declaration to, governmental or public bodies or authorities or courts required by any of the Relevant Parties in connection with the execution, delivery, validity, enforceability or admissibility in evidence of the Relevant Documents to which it is or is to be a party or the performance by any Relevant Party of its obligations under the Relevant Documents to which it is a party has been obtained or made and is in full force and effect and there has been no default in the observance of any conditions or restrictions (if any) imposed in, or in connection with, any of the same.

4.2	Repetition of representations and warranties

Each of the representations and warranties contained in clause 4.1 of this Agreement, clause 8 of the Principal Agreement (as amended by this Agreement), clause 4 of the Corporate Guarantee and clause 3 of each Manager’s Undertaking shall, in each case, be deemed to be repeated by the Relevant Parties on the Effective Date as if made with reference to the facts and circumstances existing on such day.

5	Conditions

5.1	Documents and evidence

The consent of the Creditors provided in clause 2 shall be subject to the receipt by the Agent or its duly authorised representative of the documents and evidence specified in schedule 1 in form and substance satisfactory to the Agent.

5.2	General conditions precedent

The consent of the Creditors provided in clause 2 shall be further subject to:

5.2.1	the representations and warranties in clause 4 being true and correct on the Effective Date as if each was made with respect to the facts and circumstances existing at such time; and

5.2.2	no Event of Default having occurred and continuing at the time of the Effective Date.

5.3	Waiver of conditions precedent

The conditions specified in this clause 5 are inserted solely for the benefit of the Creditors and may be waived by the Agent (acting on the instructions of the Majority Banks) in whole or in part with or without conditions.

6	Relevant Parties’ confirmation

Each of the Relevant Parties hereby confirms its consent to the amendments to the Existing Documents contained in this Agreement and agrees that:

6.1

each of the Security Documents to which it is a party, and its obligations thereunder, shall remain and continue in full force and effect notwithstanding the said amendments made to the Existing Documents by this Agreement;

6.2	with effect from the Effective Date, references to “the Agreement” or “the Loan Agreement” (or such other equivalent or similar references) in any of the other Security Documents to which such Relevant Party is a party, shall henceforth be references to the Principal Agreement as amended by this Agreement and as from time to time hereafter amended and shall also be deemed to include this Agreement and the obligations of the Borrowers hereunder; and

6.3

with effect from the Effective Date, references in any of the Security Documents to which it is a party to a “Deed of Covenant” or a “Charter Assignment” (or such other equivalent or similar references), shall henceforth be references to such document as amended by this Agreement on the Effective Date and as from time to time hereafter amended.

7	Expenses

7.1	Expenses

Each of the Borrowers jointly and severally agrees to pay to the Agent on a full indemnity basis on demand all expenses (including legal and out-of-pocket expenses) incurred by the Creditors or any of them:

7.1.1

in connection with the negotiation, preparation, execution and, where relevant, registration of this Agreement and any of the other Relevant Documents and any discharge or release documents required to be executed by the Creditors or any of them pursuant to clause 2.2 and of any amendment or extension of, or the granting of any consent under, this Agreement or any of the other Relevant Documents or any such discharge or release documents;

7.1.2

in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under this Agreement or any of the other Relevant Documents or otherwise in respect of the monies owing and obligations incurred under this Agreement and the other Relevant Documents, together with interest at the rate and in the manner referred to in clause 3.4 of the Principal Agreement from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

7.2	Value Added Tax

All expenses payable pursuant to this clause 7 shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon. Any value added tax chargeable in respect of any services supplied by the Creditors or any of them under this Agreement shall, on delivery of the value added tax invoice, be paid in addition to any sum agreed to be paid hereunder.

7.3	Stamp and other duties

Each of the Borrowers jointly and severally agrees to pay to the Agent on demand all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Creditors or any of them) imposed on or in connection with this Agreement and any of the other Relevant Documents and shall indemnify the Creditors against any liability arising by reason of any delay or omission by the Borrowers to pay such duties or taxes.

8	Miscellaneous and notices

8.1	Notices

Every notice, request, demand or other communication under this Agreement shall:

8.1.1	be in writing, delivered personally or by first-class prepaid letter (airmail if available) or telefax or other means of telecommunication in permanent written form;

8.1.2

be deemed to have been received, in the case of a letter, when delivered personally or three (3) days after it has been put in the post and, in the case of a facsimile transmission or other means of telecommunication in permanent written form, at the time of despatch (provided that if the date of despatch is not a business day in the country of the addressee or, if the time of despatch is after the close of business in the country of the addressee, it shall be deemed to have been received at the opening of business on the next such business day); and

8.1.3	be sent:

(a)	if to the Relevant Parties or any of them, at:

c/o Technomar Shipping Inc.

3-5 Menandrou Street

145 61 Kifissia

Athens

Greece

Fax no:       +30 210 808 4229

Attention:    Mrs Maria Danezi

(b)	if to the Agent at:

7 Heraklitou Street

Athens 106 73

Greece

Fax no:       +30 210 362 4638

Attention:    The Manager

(c)	if to the Account Bank at:

UniCredit Bank AG

Alter Wall 22

D-20354 Hamburg

Germany

Fax no.:       +49 40 3692 3060

Attention:    Mrs. Elvira Pfeil / Mrs. Nina Schroeder / Mrs. Nancy Hinze

with a copy to the Agent;

(d)	if to a Bank, to its address or fax number specified in schedule 2; and

(e)	if to the Swap Provider, to its address or fax number specified in paragraph (a) of Part 4 of the schedule to the relevant Master Swap Agreement,

or to such other address and/or numbers as is notified by one party to the other party under this Agreement.

8.2	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

8.3	Borrowers’ obligations

Notwithstanding anything to the contrary contained in this Agreement, the agreements, obligations and liabilities of the Borrowers herein contained are joint and several and shall be construed accordingly. Each of the Borrowers agrees and consents to be bound by this Agreement notwithstanding that the other Borrower which was intended to sign or be bound may not do so or be effectually bound and notwithstanding that this Agreement may be invalid or unenforceable against the other Borrower whether or not the deficiency is known to the Bank.

The Creditors shall be at liberty to release either of the Borrowers from this Agreement and to compound with or otherwise vary the liability or to grant time and indulgence to make other arrangements with either of the Borrowers without prejudicing or affecting the rights and remedies of the Creditors against the other Borrower.

9	Applicable law

9.1	Law

This Agreement and any non-contractual obligations connected with it are governed by and shall be construed in accordance with English law.

9.2	Submission to jurisdiction

Each Relevant Party agrees, for the benefit of the Creditors, that any legal action or proceedings arising out of or in connection with this Agreement (including any non-contractual obligations connected with it) against such Relevant Party or any of its assets may be brought in the English courts. Each Relevant Party irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers Saville & Co. at present of One Carey Lane, London EC2V 8AE, England to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Creditors or any of them to take proceedings against any of the Relevant Parties in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. Each of the Relevant Parties further agrees that only the Courts of England and not those of any other State shall have jurisdiction to determine any claim which any of the Relevant Parties may have against the Creditors or any of them arising out of or in connection with this Agreement (including any non-contractual obligations connected with it).

9.3	Contracts (Rights of Third Parties) Act 1999

No term of this Agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Agreement.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed as a deed on the date first above written.

Schedule 1

Documents and evidence required as conditions precedent

(referred to in clause 5.1)

1	Corporate authorisations

In relation to each of the Relevant Parties:

(a)	Constitutional documents

copies certified by an officer of each Relevant Party, as true, complete and up to date copies, of all documents which contain or establish or relate to the constitution of that party or, a secretary’s certificate confirming that there have been no changes or amendments to the constitutional documents certified copies of which were previously delivered to the Agent pursuant to the Principal Agreement;

(b)	Resolutions

copies of resolutions of each of the Relevant Parties (other than the Manager) of its board of directors and, if required, following advice by the Agent’s legal counsel, its shareholders, approving this Agreement and the other Relevant Documents, to which it is or is to be a party and the terms and conditions hereof and thereof and authorising the signature, delivery and performance of each such party’s obligations thereunder, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) by an officer of such Relevant Party as:

(1)	being true and correct;

(2)	being duly passed at meetings of the directors of such Relevant Party and, as the case may be, of the shareholders of such Relevant Party each duly convened and held;

(3)	not having been amended, modified or revoked; and

(4)	being in full force and effect,

together with originals or certified copies of any powers of attorney issued by such Relevant Party pursuant to such resolutions; and

(c)	Certificate of incumbency

a list of directors and officers of each of the Relevant Parties, specifying the names and positions of such persons, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) by an officer of such Relevant Party to be true, complete and up to date;

2	Consents

a certificate (dated no earlier than five (5) Banking Days prior to the date of this Agreement) from an officer of each of the Relevant Parties stating that no consents, authorisations, licences or approvals are necessary for such Relevant Party to authorise, or are required by such Relevant Party or any other party (other than the Creditors) in connection with, the execution, delivery, and performance of the Relevant Documents to which it is or is to be a party;

3	Accounts

evidence in all respects satisfactory to the Agent that the New Accounts have been opened and duly completed mandate forms in respect thereof have been delivered to the Account Bank and that all amounts standing to the credit of:

(a)	the Initial Operating Account, have been transferred to the credit of the New Initial Operating Account;

(b)	the Retention Account, have been transferred to the credit of the New Retention Account; and

(c)	the Initial Cash Collateral Account, have been transferred to the credit of the New Initial Cash Collateral Account;

4	New Security Documents

the New Account Pledges, duly executed;

5	Notification to Charterers

evidence in all respects satisfactory to the Agent that the Charterer in respect of the Initial Ship has been notified of the details of the New Initial Operating Account and that they have acknowledged to the Agent that any charterhire payable by them shall be payable to the New Initial Operating Account and that any acknowledgements given by them under the Principal Charter Assignment stand valid except with the above change to the account;

6	Legal opinions

(a)	legal opinion of Poles Tublin Stratakis & Gonzalez, LLP, special legal advisers on matters of Marshall Islands law and Liberian law to the Agent; and

(b)	legal opinion of Messrs Norton Rose LLP Germany, special legal advisers on matters of German law to the Agent;

7	Process agent

an original or certified true copy of a letter from the agent of each Relevant Party for receipt of service of proceedings accepting its appointment under the Relevant Documents in which it is or is to be appointed as such Relevant Party process agent; and

8	Further matters or opinions

any such other matter or opinion as may be required by the Agent.

Schedule 2

Names and addresses of the Banks

Name	Lending Office	Address for Notices
UNICREDIT BANK AG	7 Heraklitou Street Athens 106 73 Greece	7 Heraklitou Street Athens 106 73 Greece Fax no: +30 210 362 4638 Attention: The Manager

EXECUTED as a DEED	)
by D. Tsiaklagkanos	)
for and on behalf of	)	/s/ D. Tsiaklagkanos
ACHILLEAS MARINE LLC	)	Attorney-in-fact
as Borrower	)
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name: Pinelopi-Anna Miliou
Address: Norton Rose LLP, Athens
Occupation: Solicitor

EXECUTED as a DEED	)
by D. Tsiaklagkanos	)
for and on behalf of	)	/s/ D. Tsiaklagkanos
LEONIDAS MARINE LLC	)	Attorney-in-fact
as Borrower	)
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name: Pinelopi-Anna Miliou
Address: Norton Rose LLP, Athens
Occupation: Solicitor

EXECUTED as a DEED	)
by D. Tsiaklagkanos	)
for and on behalf of	)	/s/ D. Tsiaklagkanos
HERCULES MARINE LLC	)	Attorney-in-fact
as Borrower	)
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name: Pinelopi-Anna Miliou
Address: Norton Rose LLP, Athens
Occupation: Solicitor

EXECUTED as a DEED	)
by D. Tsiaklagkanos	)
for and on behalf of	)	/s/ D. Tsiaklagkanos
POSEIDON CONTAINERS HOLDINGS LLC	)	Attorney-in-fact
as Corporate Guarantor	)
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name: Pinelopi-Anna Miliou
Address: Norton Rose LLP, Athens
Occupation: Solicitor

EXECUTED as a DEED	)
by D. Tsiaklagkanos	)
for and on behalf of	)	/s/ D. Tsiaklagkanos
TECHNOMAR SHIPPING INC.	)	Attorney-in-fact
as Technical Manager	)
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name: Pinelopi-Anna Miliou
Address: Norton Rose LLP, Athens
Occupation: Solicitor

EXECUTED as a DEED	)
by D. Tsiaklagkanos	)
for and on behalf of	)	/s/ D. Tsiaklagkanos
CONCHART COMMERCIAL INC.	)	Attorney-in-fact
as Commercial Manager	)
in the presence of:	)

/s/ Pinelopi-Anna Miliou
Witness
Name: Pinelopi-Anna Miliou
Address: Norton Rose LLP, Athens
Occupation: Solicitor

EXECUTED as a DEED	)	/s/ Anastasia Kerpinioti
by Anastasia Kerpinioti	)	Authorised Signatory
and by Pericles Lycoudis	)
for and on behalf of	)
UNICREDIT BANK AG	)
as Bank, Swap Provider, Agent, Arranger,	)
Security Agent and Account Bank	)	/s/ Pericles Lycoudis
in the presence of:	)	Authorised Signatory

/s/ Alice Southall
Witness
Name: Alice Southall
Address: Norton Rose LLP
Occupation: Trainee Solicitor